Quieter skies coming soon.

Joby
BLADE
N5421A

Joby BLADE

Joby’s quiet, all-electric vertical takeoff and landing aircraft. Credit: Joby Aviation

Joby To Acquire Blade’s Passenger Business, Accelerating Air Taxi Commercialization
●Up to $125 million acquisition of leading urban air mobility platform delivers dedicated terminal and lounge infrastructure in key urban markets in the U.S. and Europe, including New York City
●Provides Joby with a loyal global flier base and immediate access to key aviation markets around the world
●Allows Joby to build on Blade’s operational expertise as it prepares to carry its first passengers in Dubai next year
Santa Cruz, CA & New York, NY – August 4, 2025 – Joby Aviation, Inc. (NYSE:JOBY), a company developing electric air taxis for commercial passenger service, today announced it has entered into a definitive agreement with Blade Air Mobility, Inc. (NASDAQ:BLDE) to purchase Blade’s leading urban air mobility passenger business. Blade's Medical division, which was not included in the transaction and will remain a separate public company, is to partner with Joby on medical transportation.
In addition to unlocking immediate market access and infrastructure across key urban corridors in New York City and Southern Europe, the acquisition will allow Joby to combine its best-in-class technology with Blade’s decade of experience delivering premium customer transportation at scale, as Joby looks ahead to carrying its first passengers in Dubai next year.
Blade flew more than 50,000 passengers in 2024 from a network of 12 urban terminals situated in some of the most important urban air mobility markets in the world. This includes dedicated lounge and terminal bases at John F. Kennedy International Airport and Newark Liberty Airport, as well as the West Side of Manhattan, the East Side of Manhattan and Wall Street. Blade passenger operations are expected to continue as normal, with the business continuing to be led by Blade founder and CEO Rob Wiesenthal as a wholly-owned subsidiary of Joby.
By utilizing Blade’s existing infrastructure and gradually transitioning a large loyal base of passengers from conventional helicopters to next-generation Joby aircraft, Joby expects to be able to accelerate its commercialization while reducing infrastructure investment requirements and customer acquisition costs.
“This is a strategically important acquisition that will support the successful launch of Joby’s commercial operations in Dubai, our subsequent global rollout and our continued leadership in the sector, “ said JoeBen Bevirt, founder and CEO, Joby Aviation. “Over the last decade, Rob and the team at Blade have built a world-class passenger experience that demonstrates the value of vertical lift. With access to the infrastructure they have secured and the loyal customer base they have developed, we will be in the best possible position to launch our quiet, electric aircraft as soon as certification is secured.”
As part of the transaction, Joby will also become the preferred VTOL partner to Blade’s organ transport business, which will remain a separate public company to be re-named Strata Critical Medical, wherever Joby has operations, strengthening its position in high-value, mission-critical air medical services and demonstrating future use cases for Joby’s aircraft beyond passenger services. The best-in-class ElevateOS software tools, developed by Joby to deliver high-tempo air taxi operations, will be integrated into Blade’s operations to help drive cost efficiency and an improved passenger experience.
“Blade was founded with the mission of democratising short-distance air travel by facilitating the transition from conventional rotorcraft to quiet, emissions-free electric aircraft, and I believe there is no better partner than Joby to make that mission a reality,” commented Wiesenthal. “It’s crystal clear from their progress on certification to the successful demonstration flights in New York and Dubai that this is the best possible home for our fliers, our team and our partners,” he added.
The acquisition includes all of Blade’s passenger business, including operations in the US and Europe, as well as the Blade brand. Under the terms of the agreement, Joby will pay Blade stock or cash, at Joby’s election, up to $125 million, subject to customary indemnity provisions and inclusive of $35 million of holdbacks which will be released subject to the achievement of certain performance milestones and retention of certain key employees. The transaction is expected to close in the coming weeks, subject to satisfaction or waiver of customary closing conditions.
About Joby
Joby Aviation, Inc. (NYSE:JOBY) is a California-based transportation company developing an all-electric, vertical take-off and landing air taxi. Joby intends to both operate its fast, quiet, and convenient air taxi service in cities around the world and sell its aircraft to other operators and partners. To learn more, visit www.jobyaviation.com.

Forward Looking Statements
This release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft, progress and timing; timing and expected benefits of our acquisition of Blade’s passenger business; our plans related to certification and operation of our business; our business plan, objectives, goals and market opportunity; plans for, and potential benefits of, our strategic partnerships; and our current expectations relating to our business, results of operations. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: risks associated with the potential failure to satisfy any closing conditions to the proposed acquisition of Blade’s passenger business; our ability to integrate the Blade passenger business and the Blade team into our operations, and our ability to retain key personnel; our ability to realize anticipated benefits of any combined operations; risks of unanticipated costs of acquiring or integrating the Blade passenger business; the potential impact of the announcement or consummation of the proposed acquisition on relationships with third parties, including employees, customers, partners and competitors; our ability to launch our air taxi service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project; the ability of us and our partners to develop necessary infrastructure in time for planned operations, or at all; the competitive environment in which we operate; our ability to effectively respond to evolving regulations and standards relating to our aircraft; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, our Quarterly Report on Form 10-Q filed with the SEC on May 8, 2025, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.
Media Contacts:
Charles Stewart
press@jobyaviation.com
Investor Contact:
investors@jobyaviation.com
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